[BRAMWELL LOGO]

                                Quarterly Report
                               September 30, 2003

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND



                            "FOCUSED ON THE FUTURE,
                              GUIDED BY THE PAST"

                            The Bramwell Funds, Inc.
                                 1-800-BRAMCAP
                                 1-800-272-6227
                             WWW.BRAMWELLFUNDS.COM

                                    [PHOTO]
                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED SEPTEMBER 30, 2003

The equity markets continued their upward advance in the September quarter. The BRAMWELL GROWTH FUND gained 2.67% to $17.72 net asset value per share and the BRAMWELL FOCUS FUND gained 3.59% to $8.38 net asset value per share while the S&P 500/R Stock Index rose 2.65%. For the year-to-date, the Growth Fund increased 10.06% and the Focus Fund increased 9.69% while the S&P 500/R Index rose 14.72% reflecting the better performance of distressed industries and companies in the market rebound. Going forward, we expect that emphasis will be on individual stockpicking and opportunities for growth. See tables for additional historic performance.

Both the Growth and Focus Funds received 4-Star Overall Morningstar Ratings/TM (4 stars) in the U.S.-domiciled Large Growth category as of September 30, 2003. Both Funds also received 4 stars for the 3-year period when rated against 954 Large Growth funds, and the Growth Fund received 4 stars for the 5-year period when rated against 614 Large Growth funds.(a)

COMMENTARY

The economy strengthened in the September quarter with the Gross Domestic Product now expected to have risen more than 5%. Specifically, demand for technology increased and expectations for future orders and sales improved sharply. Also, retailers experienced stronger back-to-school sales than expected, which historically has been a harbinger of strong Christmas sales. Reflecting better outlooks, technology and retail stocks contributed most significantly to performance in both Funds. Top performing stocks for the Growth Fund were Intel, Lowe's, Texas Instruments, Career Education and Zimmer. Top performing stocks for the Focus Fund were Zimmer, Lowe's, Intel, Maxim Integrated Products and SYSCO. Both Funds are likely to own the same stocks but weightings may vary given that the Focus Fund invests in a limited universe of 20-30 stocks.

Healthcare stocks generally did poorly in the quarter. Pharmaceutical stocks were under pressure due to heightened uncertainty about future pricing flexibility, patent expirations, generic competition and pipelines. Healthcare service stocks were pressured by political uncertainty.

Profit taking plus widespread skepticism about an improving economy put downward pressure on stocks in the last two weeks of September. Stocks rebounded sharply, however, in early October on better economic news. The S&P 500/R Index rose 2.24% on October 1st alone - almost matching the whole third quarter gain.

OUTLOOK

Our outlook for the economy and the equity markets is very positive. Fiscal and monetary policies are both highly favorable. Low interest rates have and are expected to keep housing broadly affordable, especially for an

--------------------------------------------------------------------------------

(a) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating/TM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating/TM metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. (C) 2003 Morningstar, Inc. All Rights Reserved.

expanding population of first-time buyers in their late 20s and early 30s. Lower tax rates on earned income have and are expected to encourage consumer spending. Also, minimal returns on money market funds are likely to spur spending of some consumer savings on real things (HDTV, cars, home improvement, etc.) which in turn will drive the economy and profits and encourage rising stock prices. In the next several months, increased aftertax income from reduced tax rates of 15% on dividends and long-term capital gains should become more apparent and support further incremental consumer spending and investment. We also expect an ongoing investment allocation shift to equities from fixed income given more competitive, enhanced aftertax returns.

Also positive is the rise in payrolls in September for the first time in several months. The private sector created jobs, especially in professional and business services, offsetting a decline in government jobs. Temporary help has now risen for five months in a row and trends in temporary employment are usually a precursor of trends in fulltime employment.

We expect technology and retailing to continue to do well. The upgrade cycle in PCs is becoming more evident with greater emphasis on portability and multimedia functionality. The introduction and adoption of numerous new products (flat screens, HDTV, digital cameras, plasma TV, electronic navigation systems, Wifi, VoIP, etc.) are also driving new demand.

Capital spending is beginning to turn positive. New generations of semiconductor equipment are beginning to be ordered and installed. The transition to 300mm fabs from 200mm appears to be moving faster than expected six months ago as is production of 90- and 130-nanometer line widths. We expect capital spending to accelerate in 2004 and more so in 2005.

The initial third quarter earnings reports from technology companies have generally been upbeat with strength beginning to appear across product categories and geographies. Margins are beginning to expand on sharply lowered cost structures.

Overall, we see an extended bull market into 2006-2007 and a potentially synchronized global economic expansion. We expect growth companies with proprietary new products and services to do well in this environment.

FUND INFORMATION

Daily Net Asset Values (NAVs), as well as further information such as portfolio holdings and historic performance, may be obtained from our Web site, WWW.BRAMWELLFUNDS.COM. Daily Net Asset Values (NAVs) of both Funds are also available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The NASDAQ symbol for the Focus Fund is BRFOX and for the Growth Fund is BRGRX.

Sincerely,

/s/ Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

October 21, 2003

The outlook and opinions expressed above represent the views of the investment adviser as of October 21, 2003 and are subject to change as market and economic events unfold.

                              BRAMWELL GROWTH FUND
                               SEPTEMBER 30, 2003

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.

                            MAJOR INDUSTRY HOLDINGS
                    ----------------------------------------
                    Retailing                          17.9%
                    Healthcare Products                 11.4
                    Electronics                         10.8
                    Financial Services                  10.6
                    Healthcare Services                  9.9
                    Restaurants                          8.0
                    Industrial Products                  7.4
                    Information Processing Equipment     5.8
                    Energy                               5.7
                    Transportation                       3.5
                                                       -----
                    Total                              91.0%

                             MAJOR EQUITY HOLDINGS
                    ----------------------------------------
                    Dell                                3.3%
                    Citigroup                            3.2
                    3M                                   3.0
                    Wal-Mart                             2.9
                    Lowe's                               2.8
                    Amgen                                2.8
                    General Electric                     2.8
                    WellPoint Health                     2.7
                    Anthem                               2.6
                    UnitedHealth Group                   2.6
                                                       -----
                    Total                              28.7%

                         COMPARATIVE INVESTMENT RETURNS
                                   (9/30/03)
--------------------------------------------------------------------------------
                  September              One      Three     Five      Since
                      Q        YTD      Year      Years     Years  Inception*
--------------------------------------------------------------------------------
GROWTH
FUND                2.67%    10.06%     9.05%  (12.64)%     2.05%    10.46%
S&P
500/R
Stock
Index                2.65     14.72     24.40   (10.13)      1.00     10.76

*From August 1, 1994.


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                              BRAMWELL FOCUS FUND
                               SEPTEMBER 30, 2003

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio in that the price movement of a single stock may have a greater positive or negative effect on overall portfolio performance.

                            MAJOR INDUSTRY HOLDINGS
                    ----------------------------------------
                    Retailing                          22.9%
                    Restaurants                         14.9
                    Electronics                         13.0
                    Healthcare Products                 10.1
                    Financial Services                   9.5
                                                       -----
                    Total                              70.4%

                             MAJOR EQUITY HOLDINGS
                    ----------------------------------------
                    Best Buy                            4.4%
                    McDonald's                           4.4
                    Sysco                                4.2
                    Wal-Mart                             4.1
                    Zimmer                               4.1
                                                       -----
                    Total                              21.2%

                         COMPARATIVE INVESTMENT RETURNS
                                   (9/30/03)
--------------------------------------------------------------------------------
                  September              One      Three     Since
                      Q        YTD      Year      Years  Inception*
--------------------------------------------------------------------------------

FOCUS FUND          3.59%     9.69%     5.94%  (12.73)%   (4.22)%
S&P 500/R
Stock Index          2.65    14.72%     24.40   (10.13)    (6.36)

*From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their adviser through June 30, 2005, after which time, the expense limitations may be terminated or revised. The agreement to cap the expense ratio of the Growth Fund favorably affected performance through June 30, 1997 and has favorably affected the performance of the Focus Fund since inception.

Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                              BRAMWELL GROWTH FUND

            PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2003 (UNAUDITED)

                                                    SHARES      MARKET VALUE
                                                   -------     -------------

COMMON STOCKS - 96.97%

COMMUNICATIONS - 0.85%
Cisco Systems, Inc.*                                 100,000   $  1,954,000
                                                               ------------
CONSUMER PRODUCTS - 2.71%
Career Education Corp.*                               55,000      2,491,500
Colgate-Palmolive Co.                                 60,000      3,353,400
Weight Watchers International, Inc.*                  10,000        416,000
                                                               ------------
                                                                  6,260,900
                                                               ------------
ELECTRONICS - 10.82%
Analog Devices, Inc.*                                 85,000      3,231,700
Applied Materials, Inc.*                             110,000      1,995,400
Intel Corp.                                          210,000      5,777,100
KLA-Tencor Corp.*                                     57,000      2,929,800
Linear Technology Corp.                               75,000      2,685,750
MKS Instruments, Inc.*                                50,000      1,083,000
Maxim Integrated Products, Inc.                       60,000      2,370,000
Novellus Systems, Inc.*                               50,000      1,687,500
Texas Instruments, Inc.                              142,500      3,249,000
                                                               ------------
                                                                 25,009,250
                                                               ------------
ENERGY - 5.74%
Burlington Resources, Inc.                            35,000      1,687,000
Devon Energy Corp.                                    40,000      1,927,600
EOG Resources, Inc.                                   45,000      1,878,300
ExxonMobil Corp.                                     100,000      3,660,000
Nabors Industries, Inc.*                              35,000      1,304,100
Patterson-UTI Energy, Inc.*                           63,200      1,710,824
Pogo Producing Co.                                    25,000      1,132,000
                                                               ------------
                                                                 13,299,824
                                                               ------------
FINANCIAL SERVICES - 10.63%
American Express Co.                                  20,000        901,200
American International Group, Inc.                    70,000      4,039,000
Chicago Mercantile Exchange                           25,000      1,720,250
Citigroup, Inc.                                      160,000      7,281,600
DST Systems, Inc.*                                    25,000        940,000
Goldman Sachs Group, Inc.                             38,000      3,188,200
Legg Mason, Inc.                                      15,000      1,083,000
Wells Fargo & Co.                                    105,000      5,407,500
                                                               ------------
                                                                 24,560,750
                                                               ------------

                                                    SHARES      MARKET VALUE
                                                   -------     -------------

HEALTHCARE PRODUCTS - 11.35%
Amgen, Inc.*                                         100,000   $  6,457,000
Gilead Sciences, Inc.*                                16,500        922,845
Johnson & Johnson                                     40,000      1,980,800
MedImmune, Inc.*                                      20,000        660,200
Medtronic, Inc.                                      110,000      5,161,200
Novartis AG - ADR                                     29,000      1,126,360
Pfizer, Inc.                                         140,000      4,253,200
Stryker Corp.                                         35,000      2,635,850
Zimmer Holdings, Inc.*                                55,000      3,030,500
                                                               ------------
                                                                 26,227,955
                                                               ------------
HEALTHCARE SERVICES - 9.92%
Anthem, Inc.*                                         85,000      6,063,050
Cardinal Health, Inc.                                 80,000      4,671,200
UnitedHealth Group, Inc.                             120,000      6,038,400
WellPoint Health Networks, Inc.*                      80,000      6,166,400
                                                               ------------
                                                                 22,939,050
                                                               ------------
INDUSTRIAL PRODUCTS - 7.36%
3M                                                   100,000      6,907,000
General Electric Co.                                 215,000      6,409,150
Molex, Inc., Class A                                 150,981      3,705,074
                                                               ------------
                                                                 17,021,224
                                                               ------------
INFORMATION PROCESSING
  EQUIPMENT - 5.79%
Dell Inc.*                                           225,000      7,512,750
EMC Corp.*                                           115,000      1,452,450
International Business
  Machines Corp.                                      50,000      4,416,500
                                                               ------------
                                                                 13,381,700
                                                               ------------
INFORMATION PROCESSING
  SOFTWARE - 2.41%
Microsoft Corp.                                      200,000      5,558,000
                                                               ------------
RESTAURANTS - 8.03%
Applebee's International, Inc.                       110,000      3,462,800
Brinker International, Inc.*                          80,000      2,668,800
Cheesecake Factory, Inc.*                            100,250      3,626,042
McDonald's Corp.                                     210,000      4,943,400
SYSCO Corp.                                          118,000      3,859,780
                                                               ------------
                                                                 18,560,822
                                                               ------------

                                                    SHARES      MARKET VALUE
                                                   -------     -------------

RETAILING - 17.85%
Best Buy Co., Inc.*                                  100,000    $ 4,752,000
Family Dollar Stores, Inc.                           100,000      3,989,000
Kohl's Corp.*                                        110,000      5,885,000
Lowe's Companies, Inc.                               125,000      6,487,500
PETsMART, Inc.*                                       80,000      1,816,000
Staples, Inc.*                                       100,000      2,375,000
Tiffany & Co.                                        100,000      3,733,000
Wal-Mart Stores, Inc.                                120,000      6,702,000
Walgreen Co.                                         180,000      5,515,200
                                                               ------------
                                                                 41,254,700
                                                               ------------
TRANSPORTATION - 3.51%
FedEx Corp.                                           55,000      3,543,650
Union Pacific Corp.                                   40,000      2,326,800
United Parcel Service, Inc.                           35,000      2,233,000
                                                               ------------
                                                                  8,103,450
                                                               ------------
TOTAL COMMON STOCKS
(Cost $178,590,956)                                             224,131,625
                                                               ------------

                                                  PRINCIPAL
                                                    AMOUNT      MARKET VALUE
                                                   -------     -------------

VARIABLE RATE DEMAND NOTE - 3.23%
U.S. Bancorp, 0.87%                               $7,461,000   $  7,461,000
                                                               ------------
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $7,461,000)                                                 7,461,000
                                                               ------------
TOTAL INVESTMENTS - 100.20%
(Cost $186,051,956)                                             231,592,625

LIABILITIES LESS OTHER ASSETS - (0.20)%                           (456,376)
                                                               ------------
NET ASSETS - 100.00%
(13,044,192 shares outstanding)                                $231,136,249
                                                               ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                           $17.72
                                                               ============

* Non-income producing security

                              BRAMWELL FOCUS FUND

            PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2003 (UNAUDITED)

                                                    SHARES      MARKET VALUE
                                                   -------     -------------

COMMON STOCKS - 91.96%

COMMUNICATIONS - 2.72%
Cisco Systems, Inc.*                                  15,000    $   293,100
                                                               ------------
ELECTRONICS - 13.02%
Analog Devices, Inc.*                                  7,000        266,140
Intel Corp.                                           14,000        385,140
Linear Technology Corp.                               10,000        358,100
Maxim Integrated Products, Inc.                       10,000        395,000
                                                               ------------
                                                                  1,404,380
                                                               ------------
FINANCIAL SERVICES - 9.49%
Citigroup, Inc.                                        8,000        364,080
Goldman Sachs Group, Inc.                              5,000        419,500
U.S. Bancorp                                          10,000        239,900
                                                               ------------
                                                                  1,023,480
                                                               ------------
HEALTHCARE PRODUCTS - 10.13%
Amgen, Inc.*                                           4,000        258,280
Gilead Sciences, Inc.*                                 2,000        111,860
Medtronic, Inc.                                        6,000        281,520
Zimmer Holdings, Inc.*                                 8,000        440,800
                                                               ------------
                                                                  1,092,460
                                                               ------------
HEALTHCARE SERVICES - 8.71%
Anthem, Inc.*                                          5,000        356,650
UnitedHealth Group, Inc.                               7,000        352,240
WellPoint Health Networks, Inc.*                       3,000        231,240
                                                               ------------
                                                                    940,130
                                                               ------------
INDUSTRIAL PRODUCTS - 3.20%
3M                                                     5,000        345,350
                                                               ------------
INFORMATION PROCESSING
  EQUIPMENT - 6.95%
Dell Inc.*                                            13,000        434,070
EMC Corp.*                                            25,000        315,750
                                                               ------------
                                                                    749,820
                                                               ------------
RESTAURANTS - 14.88%
Applebee's International, Inc.                        10,000        314,800
Cheesecake Factory, Inc.*                             10,000        361,700
McDonald's Corp.                                      20,000        470,800
SYSCO Corp.                                           14,000        457,940
                                                               ------------
                                                                  1,605,240
                                                               ------------

                                                    SHARES      MARKET VALUE
                                                   -------     -------------

RETAILING - 22.86%
Best Buy Co., Inc.*                                   10,000     $  475,200
Family Dollar Stores, Inc.                            10,000        398,900
Kohl's Corp.*                                          4,500        240,750
Lowe's Companies, Inc.                                 4,000        207,600
PETsMART, Inc.*                                       15,000        340,500
Staples, Inc.*                                        15,000        356,250
Wal-Mart Stores, Inc.                                  8,000        446,800
                                                               ------------
                                                                  2,466,000
                                                               ------------
TOTAL COMMON STOCKS
(Cost $9,199,274)                                                 9,919,960
                                                               ------------

                                                  PRINCIPAL
                                                    AMOUNT
                                                   -------

SHORT-TERM INVESTMENTS - 8.71%
COMMERCIAL PAPER - 3.47%
American Express Credit Corp.,
  1.00%, Due 10/1/03                                $374,000       $374,000
                                                               ------------
VARIABLE RATE
  DEMAND NOTE - 5.24%
U.S. Bancorp, 0.87%                                  566,000        566,000
                                                               ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $940,000)                                                     940,000
                                                               ------------
TOTAL INVESTMENTS - 100.67%
(Cost $10,139,274)                                               10,859,960

LIABILITIES LESS OTHER ASSETS - (0.67)%                            (72,407)
                                                               ------------
NET ASSETS - 100.00%
(1,286,636 shares outstanding)                                  $10,787,553
                                                               ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                            $8.38
                                                               ============
* Non-income producing security

                                [BRAMWELL LOGO]

                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer
                            The Bramwell Funds, Inc.

                             CHARLES L. BOOTH, JR.
                      Former Executive Vice President and
                            Chief Investment Officer
                           The Bank of New York, Inc.

                                GEORGE F. KEANE
                               President Emeritus
                                The Common Fund

                                JAMES C. SARGENT
                              Former Commissioner
                        Securities & Exchange Commission

                             MARTHA R. SEGER, PH.D.
                                Former Governor
                             Federal Reserve Board

                                [BRAMWELL LOGO]

                         1-800-BRAMCAP (1-800-272-6227)
                             WWW.BRAMWELLFUNDS.COM

                                    OFFICERS
                           ELIZABETH R. BRAMWELL, CFA
                          President, Chief Investment
                             and Financial Officer

                               DONALD G. ALLISON
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                            UMB Fund Services, Inc.

                                    COUNSEL
                                  Dechert LLP

                              INDEPENDENT AUDITORS
                           PricewaterhouseCoopers LLP

                                   CUSTODIAN
                                  U.S. Bancorp

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. Bancorp Fund Services, LLC



     This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-412-1003